SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 10, 2002
                     -------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          001-8368                                       51-0228924
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    (Commission File No.)                      (IRS Employer Identification No.)


1301 Gervais Street, Suite 300, Columbia, South Carolina              29201
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(Address of principal executive offices)                           (zip code)

                                 (803) 933-4200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

September 10, 2002, the Company completed the sale of its Chemical Services Division (CSD) to Clean Harbors, Inc. (Nasdaq: CLHB) with an effective date of 12:01 a.m. September 7, 2002.

Pursuant to the terms of the Acquisition Agreement dated as of February 22, 2002 between Safety-Kleen Services, Inc. and Clean Harbors, Inc., as amended, Clean Harbors purchased the division from Safety-Kleen for $34,330 million in cash subject to defined working capital adjustments and the assumption of certain liabilities, which includes environmental liabilities, valued at approximately $265 million as of August 31, 2001. The book value of the net assets to be sold, net of the liabilities to be assumed, at August 31, 2001 was in excess of $300 million, resulting in an estimated loss in excess of $250 million, excluding the results of operations of the Chemical Services Division. The actual amount of the loss has not yet been determined and could materially differ from this estimate.

The CSD included approximately 2,800 employees and 50 primary facilities, including 21 service centers, six waste treatment facilities, nine landfills and four incinerators. The acquisition includes the Safety-Kleen (BDT) facility in Clarence, NY, which was involved in a fire recently, but does not include Safety-Kleen's Pinewood landfill in South Carolina.

This sale is significant in the proposed reorganization of Safety-Kleen and will allow Safety-Kleen to focus exclusively on its core business in the parts washer and waste management services industry. There can be no assurance that post sale or other issues will not detract the Company from focusing exclusively on its core business.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      Pro forma financial information.

The Company has omitted certain information responsive to Item 7(b)(1) of Form 8-K. As described in greater detail in Part I, Item 1 "Business - Factors Affecting Future Results - Uncertainties Relating to the Company's Internal Controls," of the Company's Form 10-K for the year ended August 31, 2001, the Company, with the assistance of Jefferson Wells International and Arthur Andersen LLP, has been working to correct material deficiencies in the Company's internal controls. (Due to uncertainties regarding Arthur Andersen LLP's continued viability, the Company may engage other consultants to work with Jefferson Wells to assist the Company's efforts to correct material deficiencies in its internal controls.) Despite the progress made by the Company in correcting the deficiencies, the Company was not able to prepare its financial statements for the fiscal quarter ended May 31, 2002 within the time limitations imposed by federal securities laws and regulations. Additionally, the Company is not able to prepare pro forma financial information relating to the disposition of the CSD by sale as required when the disposition is not fully reflected in the financial statements of the registrant.


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(c)      Exhibits.


Exhibit
Number            Description
--------          ------------

(2)(i) Acquisition Agreement by and between Safety-Kleen Services, Inc. as Seller and Clean Harbors, Inc. as Purchaser dated February 22, 2002 filed as Exhibit 10(a) to Registrant's Form 8-K filed February 26, 2002 and included herein by reference.

(2)(ii) First Amendment to Acquisition Agreement by and between Safety-Kleen Services, Inc. as Seller and Clean Harbors, Inc. as Purchaser dated March 8, 2002. Filed as Exhibit (10)(ll) to Registrant's Form 10-K/A for the year ended August 31, 2001, filed on March 28, 2002 and incorporated herein by reference.

(2)(iii) Second Amendment to Acquisition Agreement by and between Safety-Kleen Services, Inc. as Seller and Clean Harbors, Inc. as Purchaser dated April 30, 2002.

(2)(iv) Third Amendment to Acquisition Agreement by and between Safety-Kleen Services, Inc. as Seller and Clean Harbors, Inc. as Purchaser dated September 6, 2002.

99.1      Registrant's press release dated September 11, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SAFETY-KLEEN CORP.



Date: September 20, 2002            By:  /s/ James K. Lehman
                                        --------------------------------
                                        James K. Lehman
                                        Senior Vice President, General Counsel
                                        and Secretary

                                 EXHIBIT INDEX



(2)(i) Acquisition Agreement by and between Safety-Kleen Services, Inc. as Seller and Clean Harbors, Inc. as Purchaser dated February 22, 2002 filed as Exhibit 10(a) to Registrant's Form 8-K filed February 26, 2002 and included herein by reference.

(2)(ii) First Amendment to Acquisition Agreement by and between Safety-Kleen Services, Inc. as Seller and Clean Harbors, Inc. as Purchaser dated March 8, 2002. Filed as Exhibit (10)(ll) to Registrant's Form 10-K/A for the year ended August 31, 2001, filed on March 28, 2002 and incorporated herein by reference.

(2)(iii) Second Amendment to Acquisition Agreement by and between Safety-Kleen Services, Inc. as Seller and Clean Harbors, Inc. as Purchaser dated April 30, 2002.

(2)(iv) Third Amendment to Acquisition Agreement by and between Safety-Kleen Services, Inc. as Seller and Clean Harbors, Inc. as Purchaser dated September 6, 2002.

99.1      Registrant's press release dated September 11, 2002